UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2014

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8439 West Sunset Blvd., Suite 101

West Hollywood, CA 90069

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 16, 2014, the Board of Directors of Medbox, Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws to prohibit action by written consent without a meeting of the stockholders of the Company.

A copy of Amendment No. 1 to the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Form 8-K, and the foregoing description is qualified by reference to such Amendment, which is incorporated herein by reference.

Item 9.01

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment No. 1 to Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: December 22, 2014	By:	/s/ Guy Marsala
Name: Guy Marsala
Title: Chief Executive Officer